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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2000, except as to Note 13, which is as of January 22, 2001, relating to the financial statements of Proxim, Inc., which appears in Proxim, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS L.L.P.
San Jose, California
January 24, 2001